                                                                              CA

                                                        America's Workplace(R)


                                   [PICTURE]

                            [PICTURE]     [PICTURE]


                    Supplemental Operating and Financial Data
                    For the Quarter Ended September 30, 2002







          All dollar amounts shown in this report are in U.S. dollars.

    This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.


Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
CORPORATE OVERVIEW

     The Company ...........................................................   1
     Board of Directors / Executive Officers / Research Coverage ...........   2
     Regional Offices / Investor Relations / Information Requests ..........   3



FINANCIAL HIGHLIGHTS

     Key Quarterly Financial Data ..........................................   4
     Same Store Results and Analysis .......................................   5
     Financial Ratios ......................................................   6
     Share and Operating Partnership Unit Data .............................   7
     Debt Capitalization Summary ...........................................   8-9
     Corporate Investment Information ......................................   10
     Unconsolidated Equity Investments .....................................   11



SEGMENT ANALYSIS

     Core Operating Properties
     -------------------------
     Current Summary of Operating Properties ...............................   12-15
     Occupancy Summary and Lease Roll-over Schedule ........................   16-17
     Operating Portfolio Lease Economics ...................................   18-19
     Top 25 Tenants by Rent ................................................   20
     Development
     -----------
     Development Activity by Market ........................................   21
     Land Held for Development Schedule ....................................   22
     Projected Stabilized First Year Yields on Joint Development Projects ..   23

THE COMPANY

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 12 suburban markets across the United States.

CURRENT PORTFOLIO
(consolidated, stabilized; as of 9/30/02)

258 Properties
20.2 Million Square Feet

(consolidated/unconsolidated; as of 9/30/02)

294 Properties
24.9 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Duff & Phelps:             BBB
Moody's:                   Baa2
Standard & Poor's:         BBB


WEIGHTED AVERAGE OCCUPANCY (stabilized)

92.1% Consolidated Properties
92.7% All Properties

REGIONAL DISTRIBUTION
(stabilized; as of 9/30/02)

                      Based on    Based on Square
                        NOI           Footage
                     ----------  -----------------

Pacific region         56.16%          50.83%
Eastern region         25.51%          26.12%
Central region         10.23%          13.25%
Mountain region         8.10%           9.80%


MARKETS
(stabilized; as of 9/30/02)

                              % of NOI     % of Sq. Ft.
                             ----------   -------------
San Francisco Bay Area           34.44           26.84
Washington DC Metro              20.45           17.33
Southern California              13.84           15.19
Seattle/Portland                  7.88            8.80
Salt Lake City/Phoenix            5.24            5.76
Chicago                           5.08            6.12
Atlanta                           5.06            8.79
Dallas                            3.83            4.99
Denver                            2.86            4.04
Austin                            1.32            2.14
                             ----------   -------------
                                100.00          100.00
                             ==========   =============

BOARD OF DIRECTORS

Thomas A. Carr
Chairman of the Board and
Chief Executive Officer
CarrAmerica Realty Corporation

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Philip L. Hawkins
President and Chief Operating Officer
CarrAmerica Realty Corporation

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Robert E. Torray
Chairman
Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.
Partner
Covington & Burling

EXECUTIVE OFFICERS

Thomas A. Carr
Chief Executive Officer

Philip L. Hawkins
President and Chief Operating Officer

Stephen E. Riffee
Chief Financial Officer

Karen B. Dorigan
Chief Investment Officer

Linda A. Madrid
Managing Director, General Counsel and
Corporate Secretary


RESEARCH COVERAGE

David Aubuchon
A.G. Edwards
(314) 955-5452

Lee Schalop/Alexis Hughes
Bank of America Securities
(212) 847-5677/(212) 847-5705

Louis Taylor
Deutsche Banc Alex. Brown
(212) 469-4912

Christopher Haley/Donald Fandetti
First Union
(443)263-6773/(443) 263-6537

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Steve Sakwa/Brian Legg
Merrill Lynch & Company, Inc.
(212) 449-0335/(212) 449-1153

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Jim Sullivan
Prudential Securities
(212) 778-2515

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500
Washington, D.C. 20006
(202) 729-1700

REGIONAL OFFICES

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
Robert Milkovich, Regional Managing Director

Northern California
Christopher Peatross, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
Robert Milkovich, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C. 20006
Telephone: (202) 729-1700
Fax:  (202) 729-1060

CONTACT

Stephen M. Walsh
Senior Vice President, Capital Markets
Telephone: (202) 729-1764
E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

          Investor Relations at (202) 729-7518
          Or 1 (800) 417-2277
          swalsh@carramerica.com

                                                                              CA

                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                                             www.carramerica.com

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data
--------------------------------------------------------------------------------

($ and shares in thousands)
                                                        9/30/2002    6/30/2002    3/31/2002   12/31/2001    9/30/2001
                                                      -------------------------------------------------------------------
Shares and Units:
-----------------
Common Shares                                              53,131       53,116       52,760       51,965       62,488
Outstanding OP Units (a)                                    5,708        5,704        5,882        5,973        5,991
Convertible Preferred Shares                                    -            -            -           80           80
Combined Shares and OP Units (a)                           58,839       58,820       58,642       58,018       68,559
Weighted Average - Basic                                   53,124       53,015       52,326       56,884       62,266
Weighted Average - Adjusted                                53,818       54,316       59,700       64,235       69,996

Share Price:
------------
At the End of the Period                              $     25.17  $     30.85  $     31.41  $     30.10  $     29.96
High During Period                                          30.75        33.30        31.76        30.30        33.29
Low During Period                                           24.00        29.74        29.10        27.90        27.78

Capitalization Summary:
-----------------------
Market Value of Common Equity                         $ 1,480,978  $ 1,814,597  $ 1,841,945  $ 1,746,342  $ 2,054,028
Preferred Equity                                          260,707      379,525      400,000      400,000      400,000
Total Debt (g)                                          1,569,826    1,401,910    1,417,276    1,405,382    1,111,239
Total Market Capitalization                             3,311,511    3,596,032    3,659,221    3,551,724    3,565,267
Total Debt/Total Market Capitalization                       47.4%        39.0%        38.7%        39.6%        31.2%

Financial Information:
----------------------
Total Assets (h)                                      $ 2,812,209  $ 2,750,884  $ 2,771,262  $ 2,775,600  $ 2,824,511
Book Value of Real Estate Assets (before
  accumulated depreciation)                             3,012,611    2,964,435    2,944,629    2,936,566    2,914,030
Total Liabilities (g)                                   1,664,936    1,519,583    1,514,715    1,514,400    1,207,584
Total Minority Interest (including OP)                     77,962       80,622       79,598       83,393       84,433
Total Shareholders' Equity                              1,043,714    1,150,679    1,176,949    1,177,807    1,532,494
Total Operating Revenues                                  133,208      129,507      133,331      137,750      133,444
Property NOI                                               83,657       83,148       84,597       89,427       87,844
Property Operating Margin                                    65.5%        67.0%        66.5%        67.1%        69.3%
Recurring EBITDA (e,f)                                     81,630       82,977       81,920       83,018       85,552
Recurring EBITDA Per Share - Basic (e,f)                     1.54         1.57         1.57         1.46         1.37
Recurring EBITDA Per Share - Diluted (e,f)                   1.52         1.53         1.37         1.29         1.22
Interest Coverage Ratio (b,e,f)                               3.3          3.4          3.4          4.1          4.3
Interest Coverage Ratio (c,e,f)                               3.3          3.3          3.2          3.7          4.1
Fixed Charge Coverage Ratio (b,e,f)                           2.3          2.3          2.2          2.5          2.5
Fixed Charge Coverage Ratio (c,e,f)                           2.3          2.2          2.1          2.3          2.5
Adjusted Funds From Operations (d,e)                       46,938       46,779       48,112       54,371       57,068
Dividends Declared                                         0.5000       0.5000       0.5000       0.4625       0.4625
FFO Payout Ratio - Adjusted (e)                              57.5%        58.8%        61.7%        54.4%        56.4%
Net-Straight Line Revenue/Expense Adjustment                2,211        2,229        2,903        4,496        3,096

Portfolio Size (including unconsolidated properties):
-----------------------------------------------------
Buildings                                                     294          290          290          290          288
Total Square Footage (in thousands)                        24,874       24,982       24,969       24,960       24,703
Current Weighted Average Occupancy                           92.7%        93.9%        94.2%        95.4%        96.0%

(a) Operating partnership
(b) Excluding covering capitalized interest
(c) Including covering capitalized interest
(d) Represents adjusted Funds from Operations (FFO)
(e) Excludes impairment loss of $42,249 related to investment in HQ Global in the fourth quarter of 2001
(f) Excludes $2,400 and $6,293 of HQ lease guarantees in the first quarter and second quarter, respectively, of 2002
(g) Excludes bond issue costs and discounts and fair value of interest rate swap
(h) Includes bond issue costs and discounts

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results

--------------------------------------------------------------------------------

(In thousands)
                                           Three Months Ended          %            Nine Months Ended             %
                                              September 30,          Change            September 30,            Change
                                        ------------------------   ----------  -----------------------------  ----------
                                            2002         2001                      2002             2001
                                        -----------  -----------               -----------       -----------
Real estate operating revenue           $   124,340  $   121,898       2.0%    $   354,433       $   353,527      0.3%
Real estate operating expenses               41,781       40,747       2.5%        118,427           111,648      6.1%
                                        -----------  -----------               -----------       -----------
Total real estate operating income
   - GAAP basis                         $    82,559  $    81,151       1.7%    $   236,006       $   241,879     -2.4%
                                        ===========  ===========               ===========       ===========
Straight-line rent adjustment                 1,975        3,795     -48.0%          4,669             7,410    -37.0%
                                        -----------  -----------               -----------       -----------
Total real estate operating income
   - Cash basis                         $    80,584  $    77,356       4.2%    $   231,337       $   234,469     -1.3%
                                        ===========  ===========               ===========       ===========
YTD average occupancy                          92.2%        95.9%     -3.7%           93.1%             96.5%    -3.4%
                                        ===========  ===========               ===========       ===========
Same store square footage                19,533,442                             19,046,788
                                        ===========                            ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------

Financial Position Ratios for Operations:

                                                             Sept. 30,   Dec. 31,
                                                               2002        2001
                                                            ----------- ----------
Total Debt/Total Capitalization (Book Value)                     57.5%        52.1%
Total Debt/Total Capitalization (Market)                         47.4%        39.6%


Operating Ratios for Operations:

                                                                Three Months Ended              Nine Months Ended
                                                                   September 30,                   September 30,
                                                            --------------------------     ---------------------------
                                                               2002           2001              2002           2001
                                                            ------------  ------------     ------------   ------------
Secured EBITDA/Total EBITDA                                      31.3%         30.5%             29.9%          31.3%

Interest Coverage (1)
      Excluding capitalized interest                             3.34          4.26              3.36           4.12
      Including capitalized interest                             3.26          4.15              3.25           3.85

Fixed charge coverage
      Excluding capitalized interest                             2.32          2.50              2.24           2.51
      Including capitalized interest                             2.28          2.46              2.19           2.41


Adjusted FFO Payout Ratio (2)                                    57.5%         56.4%             61.7%          57.1%

G&A as a % of Revenue (3)(4)                                      7.6%          8.0%              7.3%           9.0%

NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2) Dividends paid per common share divided by adjusted FFO per share. Excludes HQ lease guarantee.
(3) Excludes gains on sales of assets. Includes interest income and equity on earnings of unconsolidated entities.
(4)  Includes discontinued property operations.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data
--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding at September 30, 2002 and December 31, 2001, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the quarter ended September 30, 2002 and 2001. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)

                                                                CarrAmerica
                                                             Realty Corporation
                                        CarrAmerica               Series A
                                    Realty Corporation          Convertible             Dividend Paying             Non-Dividend
                                       Common Shares          Preferred Shares               Units                  Paying Units
                                        Outstanding           Outstanding (a)           Outstanding (b)             Outstanding
                                  ------------------------ -----------------------   -----------------------   --------------------
Outstanding as of
      September 30, 2002                        53,131                       -                    5,619                       89
      December 31, 2001                         51,965                      80                    5,794                      179

Weighted average for the three
      months ended September 30,
      2002                                      53,124                       -                    5,619                      123
      2001                                      62,266                      80                    5,828                      211

Weighted average for the nine
      months ended September 30,
      2002                                      52,824                       4                    5,692                      160
      2001                                      62,403                     316                    5,807                      249

Notes:
(a) Series A Preferred shares were convertible into common shares on a one-for-one basis. Balance of shares were converted in the first quarter of 2002.

(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding as of September 30, 2002 which are not included in the table above:

         Series B       2,936,152 Shares
         Series C       5,690,120 Shares
         Series D       1,802,010 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
--------------------------------------------------------------------------------

($ in thousands)
                                                                           Principal      Interest     Maturity
Description of Notes/Lender                          Property             Outstanding       Rate         Date
---------------------------                          --------             -----------       ----         ----
Union Bank of California                  Jaycor                               10,306      7.35%      01-Feb-03
GE Capital                                Parkway North                        24,164      6.92%      01-Dec-03
Sun Life Assurance Company of Canada      Tract 17/Canyon Park Commons          4,719      9.13%      01-Dec-04
UBS Mortgage Finance Inc.                 U.S. West                            13,919      7.92%      01-Dec-05
UBS Mortgage Finance Inc.                 U.S. West                             4,106      7.92%      01-Dec-05
UBS Mortgage Finance Inc.                 U.S. West                             6,159      7.92%      01-Dec-05
UBS Mortgage Finance Inc.                 U.S. West                             6,159      7.92%      01-Dec-05
Salomon Brothers                          Redmond East                         25,787      8.38%      01-Jan-06
State Farm                                Peterson (Note 2)                    18,120      7.20%      01-Jan-06
Farm Bureau Life Insurance Co.            Wateridge Pavilion                    3,257      8.25%      01-Nov-06
Teachers Ins. and Ann. Assoc. of Amer.    Wasatch Corporate Center             11,831      8.15%      02-Jan-07
Metropolitan Life Insurance Company       2600 West Olive                      18,723      6.75%      01-Jan-09
Midland Loan Services                     Palomar Oaks                          9,503      8.85%      01-Apr-09
Northwest Mutual                          1255 23rd St (Note 1)                37,599      8.12%      01-Apr-09
Northwest Mutual                          1730 Penn, I Square (Note 1)        180,338      8.12%      01-Apr-09
GE Capital                                South Coast                          14,696      7.13%      10-Jun-09
Business Men's Assurance Co.              Sorenson - Bus. Men's Assur.          2,077      7.75%      01-Jul-11
Berkshire Life Insurance Co.              Sorenson - Berkshire                  1,487      8.88%      01-May-17
Aid Association for Lutherans             1747 Penn                            13,735      9.50%      10-Jul-17
Aid Association for Lutherans             900 19th St/Pres. Plaza              15,002      8.25%      15-Jul-19
Riggs                                     1775 Penn-Riggs                      11,639      7.63%      01-Sep-29
Morgan Stanley Dean Witter                TransPotomac, Canal Center           63,500      3.06%      01-Sep-06
                                                                           ----------
                                                                           $  496,826
                                                                           ==========

                                                            Principal Maturity
                                           -----------------------------------------------------------
                                                                                              2006 &
Description of Notes/Lender                   2002        2003        2004        2005      Thereafter
---------------------------                   ----        ----        ----        ----      ----------
Union Bank of California                       192      10,114           -           -            -
GE Capital                                       -      24,164           -           -            -
Sun Life Assurance Company of Canada            71         302       4,346           -            -
UBS Mortgage Finance Inc.                      922       3,980       4,363       4,654            -
UBS Mortgage Finance Inc.                      329       1,187       1,341       1,249            -
UBS Mortgage Finance Inc.                      376       1,680       1,936       2,167            -
UBS Mortgage Finance Inc.                      376       1,680       1,936       2,167            -
Salomon Brothers                               123         519         564         561       24,020
State Farm                                     207         864         929         912       15,208
Farm Bureau Life Insurance Co.                  18          74          80          87        2,998
Teachers Ins. and Ann. Assoc. of Amer.          64         270         293         318       10,886
Metropolitan Life Insurance Company             65         273         292         313       17,780
Midland Loan Services                           46         195         213         233        8,816
Northwest Mutual                               136         563         611         662       35,627
Northwest Mutual                               652       2,700       2,927       3,176      170,883
GE Capital                                      60         252         270         270       13,844
Business Men's Assurance Co.                    42         176         190         190        1,479
Berkshire Life Insurance Co.                    13          53          58          58        1,305
Aid Association for Lutherans                  107         455         500         505       12,168
Aid Association for Lutherans                  105         443         481         523       13,450
Riggs                                           33         139         150         162       11,155
Morgan Stanley Dean Witter                     191         790         842         898       60,779
                                           -----------------------------------------------------------
                                           $ 4,128    $ 50,873    $ 22,322    $ 19,105    $ 400,398
                                           ===========================================================


Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.
Note 2:   Secured by Century Springs West, Glenridge, Midori, Lakewood and
          Parkwood.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Debt Capitalization Summary - continued
--------------------------------------------------------------------------------
($ In thousands)

Unsecured Bonds Payable
-----------------------
                                                                                           Principal Maturity
                                                                     ---------------------------------------------------------------
                              Principal     Interest    Maturity                                                           2006 &
                             Outstanding      Rate        Date           2002         2003         2004         2005     Thereafter
                             -----------      ----        ----           ----         ----         ----         ----     ----------
7.200% Notes due 2004*       $   150,000     7.200%     1-Jul-04      $       -    $       -    $ 150,000    $       -    $       -
                             ===========                              =========    =========    =========    =========    =========
7.375% Notes due 2007        $   125,000     7.375%     1-Jul-07      $       -    $       -    $       -    $       -    $ 125,000
                             ===========                              =========    =========    =========    =========    =========
6.625% Notes due 2005        $   100,000     6.625%     1-Mar-05      $       -    $       -    $       -    $ 100,000    $       -
                             ===========                              =========    =========    =========    =========    =========
6.875% Notes due 2008        $   100,000     6.875%     1-Mar-08      $       -    $       -    $       -    $       -    $ 100,000
                             ===========                              =========    =========    =========    =========    =========
7.125% Notes due 2012        $   400,000     7.125%     15-Jan-12     $       -    $       -    $       -    $       -    $ 400,000
                             ===========                              =========    =========    =========    =========    =========

*See Hedging Below

Unsecured Line of Credit                                               Amount                                  Amount
------------------------
                                                                     Outstanding                            Outstanding
                              Available     Interest    Maturity      Beginning                                 End
Lender                       Commitment       Rate        Date         of Year     Advances     Repayments   of Period
------                       ----------       ----        ----         -------     --------     ----------   ---------
JP Morgan Chase              $  296,825      L+.700%    28-Jun-04     $ 457,000    $ 433,000    $ 692,000    $ 198,000
                             ==========                               =========    =========    =========    =========

Note: 30 day LIBOR @ 9/30/02       1.82%

                              Notional                   Maturity
Hedging Instruments            Amount         Terms        Date         Reset
-------------------            ------         -----        ----         -----
Interest rate swap           $   150,000    6ML+2.72%    1-Jul-04      Arrears

Interest rate cap            $    97,000  1ML capped at  1-Sep-04       Prompt
                                              6.75%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Investment Balances
-------------------------------------------------------------------------------

                                                                  Investment Balance
                               Accounting      Percentage        as of Sept. 30, 2002
                                 Method         Ownership               ($000)
                             --------------  --------------  -----------------------------
Carr Office Park LLC             Equity                 35%                     53,193
1919 Pennsylvania Assoc.         Equity                 49%                     18,265
575 7th Street                   Equity                 30%                     14,837
1201 F Street                    Equity                 35%                      9,897
300 W. Sixth Street              Equity                 20%                      7,409
1717 Pennsylvania                Equity                 50%                      6,901
Custer Court                     Equity                 49%                      3,193
799 9th Street                   Equity                 40%                      2,884
CC JM II                         Equity                 50%                      2,866
AgilQuest                         Cost                  18%                      2,759
WCM JV                           Equity                 16%                      1,750
essention                         Cost                  19%                      1,702


                                                                               125,656

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Unconsolidated Equity Investments
             As of and for the nine months ended September 30, 2002

                                                                                               Carr
                                          1717     Custer                300 W.      799      Office               1919       575
($ in thousands)               CC JM      Penn     Court    1201 F St.  Sixth St.  9th St.     Park      WCM JV    Assoc.   Seventh
                              --------  --------  --------  ----------  --------- ---------  ---------  --------  --------  -------
Equity Investment/1/             1,527     8,512     2,821      10,008      6,791     2,357     74,339     1,531    17,521   13,321
Loans Payable/2/                 9,761    11,967     3,728      13,753      9,664    19,539     77,853        --    39,843    7,950
Percentage Ownership                50%       50%       49%         35%        20%       40%        35%       16%       49%      30%

Total revenue                    3,503     5,797       965       9,465      4,780     4,892     53,965     1,150    14,027       --
                              --------  --------  --------  ----------  --------- ---------  ---------  --------  --------  -------
 Expenses
   Operating expenses              737     2,338       421       2,559      1,710     1,875     19,437       176     4,382       --
   Interest expense              1,049     1,195       137       2,073        597     1,964     11,197        --     4,510       --
   Depreciation/amortization       869     1,678       275       1,820      1,306     2,531     15,269       465     2,090       --
                              --------  --------  --------  ----------  --------- ---------  ---------  --------  --------  -------

     Total expenses              2,655     5,211       833       6,452      3,613     6,370     45,903       641    10,982       --
                              --------  --------  --------  ----------  --------- ---------  ---------  --------  --------  -------

Net income                         848       586       132       3,013      1,167    (1,478)     8,062       509     3,045       --
                              ========  ========  ========  ==========  ========= =========  =========  ========  ========  =======

CarrAmerica's share of net
     net income                    424       293        65       1,055        233      (591)     2,822        81     1,492       --
GAAP adjustments/3/                 --        --        --          --         --       294       (286)        4        --       --
                              --------  --------  --------  ----------  --------- ---------  ---------  --------  --------  -------

Equity in earnings                 424       293        65       1,055        233      (297)     2,536        85     1,492       --
                              ========  ========  ========  ==========  ========= =========  =========  ========  ========  =======

 /1/ CarrAmerica's share of the investee's equity

 /2/ CarrAmerica's percentage of investee's debt

 /3/ Adjustments made to investee's net income for equity in earnings

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of Sept. 30, 2002
--------------------------------------------------------------------------------


                                                   Net Rentable
                                                     Area in                         Number
                                                     Square          Percent           of
                                                     Feet/(1)/      Leased/(2)/     Buildings
                                                 ---------------  --------------   ------------
Consolidated Properties
EAST REGION
Downtown Washington, D.C.:
      International Square                            1,014,914         99.3%               3
      900 19th Street                                   101,215        100.0%               1
      2550 M Street                                     192,393        100.0%               1
      1730 Pennsylvania Avenue                          229,292        100.0%               1
      1255 23rd Street                                  306,395         96.4%               1
      1747 Pennsylvania Avenue                          151,925         94.8%               1
      1775 Pennsylvania Avenue                          143,981         98.5%               1
Suburban Washington, D.C.:
      One Rock Spring Plaza                             205,721        100.0%               1
      Sunrise Corporate Center                          260,253        100.0%               3
      Reston Crossing East & West                       327,788        100.0%               2
      TransPotomac V Plaza                               96,419        100.0%               1
      Canal Center                                      492,001         90.0%               4
                                                 ---------------  ------------   --------------
         Washington, D.C. Subtotal                    3,522,297         97.8%              20

Atlanta, GA:
      Glenridge                                          63,494         98.4%               1
      Century Springs West                               95,206         76.7%               1
      Holcomb Place                                      72,827        100.0%               1
      Midori                                             99,691         49.7%               1
      Parkwood                                          150,270         97.1%               1
      Lakewood                                           80,483         21.1%               1
      The Summit                                        179,085        100.0%               1
      Spalding Ridge                                    128,233         92.5%               1
      2400 Lake Park Drive                              103,460         76.2%               1
      680 Engineering Drive                              62,154         71.4%               1
      Embassy Row                                       465,588         64.8%               3
      Embassy 100, 500                                  190,470        100.0%               2
      Waterford Centre                                   83,170         50.4%               1
                                                 ---------------  ------------   --------------
          Atlanta Subtotal                            1,774,131         77.6%              16
                                                 ---------------  ------------   --------------

               East Region Subtotal:                  5,296,428         91.0%              36      26.1%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
      Scenic Business Park                              138,076         94.5%               4
      Harbor Corporate Park                             151,234         78.6%               4
      Plaza PacifiCare                                  104,377        100.0%               1
      Katella Corporate Center                           80,609         98.0%               1
      Warner Center                                     343,486         80.2%              12
      South Coast Executive Center                      161,787         61.0%               2
      Warner Premier                                     61,195         70.8%               1
      Von Karman                                        104,138         90.3%               1
      2600 W. Olive                                     144,831        100.0%               1
      Bay Technology Center                             107,481         84.6%               2
      Pacific Corporate Plaza 1,2, & 3                  125,268         96.5%               3
      Alton Deere Plaza                                 182,183         72.5%               6
      Westlake Spectrum                                 108,084        100.0%               2
                                                 ---------------  ------------   --------------
          Orange County/Los Angeles Subtotal          1,812,749         85.0%              40

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of Sept. 30, 2002
--------------------------------------------------------------------------------

                                                        Net Rentable
                                                           Area in                       Number
                                                            Square         Percent         of
                                                          Feet/(1)/      Leased/(2)/    Buildings
                                                       ---------------  ------------   ------------
Southern California,
San Diego:
      Del Mar Corporate Plaza                                 123,142        100.0%              2
      Wateridge Pavilion                                       62,194         81.1%              1
      Towne Center Technology Park 1, 2, 3                    182,120        100.0%              3
      Lightspan                                                64,800        100.0%              1
      La Jolla Spectrum 1 & 2                                 156,653        100.0%              2
      Palomar Oaks Technology Park                            170,357         96.2%              6
      Jaycor                                                  105,358        100.0%              1
      Highlands Corporate Center                              205,085         91.6%              5
      11119 Torrey Pines Road                                  76,701        100.0%              1
      Carroll Vista I & II                                    107,579        100.0%              3
                                                       ---------------  ------------   ------------
          San Diego Subtotal                                1,253,989         97.2%             25

Northern California,
San Francisco Bay Area:
      CarrAmerica Corporate Center                          1,004,679        100.0%              7
      Valley Business Park I                                   67,784         83.2%              2
      Bayshore Centre 2                                        94,874        100.0%              1
      Rincon Centre                                           201,178        100.0%              3
      Valley Centre II                                        212,082        100.0%              4
      Valley Office Centre                                     68,798         89.7%              2
      Valley Centre                                           102,291        100.0%              2
      Valley Business Park II                                 166,928         88.9%              6
      Rio Robles                                              368,178         76.6%              7
      First Street Technology Center                           67,582        100.0%              1
      Baytech Business Park                                   300,000        100.0%              4
      3571 North First Street                                 116,000        100.0%              1
      San Mateo Center I                                       72,137         28.6%              1
      Oakmead West Land A-G                                   425,981        100.0%              7
      San Mateo II & III                                      141,731         81.2%              2
      Hacienda West                                           208,965         89.8%              2
      Sunnyvale Technology Center                             165,520        100.0%              5
      Clarify Corporate Center 1, 2, 3, 4                     258,048        100.0%              4
      Valley Technology Center 1, 2, 3, 4, 5, 6 & 7           460,590        100.0%              7
      Golden Gateway Commons                                  275,041         93.5%              3
      Techmart Commerce Center                                266,520         91.3%              1
      Fremont Technology Park 1, 2, 3                         139,304        100.0%              3
      Mountain View Gateway Center                            236,400        100.0%              2
                                                       ---------------  ------------   ------------
          San Francisco Subtotal                            5,420,611         95.1%             77

Portland, OR:
      Sunset Corporate Park                                   132,531         60.0%              3
      Rock Creek Corp Center                                  142,662        100.0%              3
                                                       ---------------  ------------   ------------
          Portland Subtotal                                   275,193         80.7%              6

Seattle, WA:
      Redmond East                                            396,497         91.6%             10
      Redmond Hilltop B & C                                    90,880        100.0%              2
      Canyon Park                                             316,667         99.1%              6
      Willow Creek                                             96,179        100.0%              1
      Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6            329,009        100.0%              6
      Canyon Park Commons 1, 2, 4                             176,846        100.0%              3
      Canyon Park Commons                                      95,290        100.0%              1
                                                       ---------------  ------------   ------------
          Seattle Subtotal                                  1,501,368         97.6%             29
                                                       ---------------  ------------   ------------
           Pacific Region Subtotal                         10,263,910         93.6%            177      50.9%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of Sept. 30, 2002
--------------------------------------------------------------------------------

                                                        Net Rentable
                                                           Area in                        Number
                                                            Square         Percent          of
                                                           Feet/(1)/     Leased/(2)/     Buildings
                                                       ---------------  ------------   ------------
CENTRAL REGION
Austin, TX:
      City View Centre                                        137,218         56.3%              3
      City View Centre                                        128,716        100.0%              1
      Tower of the Hills                                      166,149        100.0%              2
                                                       ---------------  ----------    ------------
          Austin Subtotal                                     432,083         86.1%              6

Chicago, IL:
      Parkway North I                                         252,207         87.6%              1
      Unisys                                                  366,006         87.6%              2
      The Crossings                                           296,626         73.2%              1
      Bannockburn I & II                                      209,969         92.6%              2
      Bannockburn IV                                          110,319         95.2%              1
                                                       ---------------  ----------    ------------
          Chicago Subtotal                                  1,235,127         85.6%              7

Dallas, TX:
      Cedar Maple Plaza                                       113,045         92.9%              3
      Quorum North                                            116,194         94.3%              1
      Quorum Place                                            178,399         62.7%              1
      Tollway Plaza 1, 2                                      359,903         98.5%              2
      Two Mission Park                                         77,593         48.4%              1
      5000 Quorum                                             162,186         85.5%              1
                                                       ---------------  ----------    ------------
          Dallas Subtotal                                   1,007,320         85.1%              9
                                                       ---------------  ----------    ------------

      Central Region Subtotal                               2,674,530         85.5%             22      13.2%

MOUNTAIN REGION
Denver, CO:
      Harlequin Plaza                                         328,623         92.4%              2
      Quebec Court I                                          130,000        100.0%              1
      Quebec Court II                                         157,294        100.0%              1
      Quebec Centre                                           106,865         93.6%              3
      Dry Creek 3                                              92,356        100.0%              1
                                                       ---------------  ----------    ------------
          Denver Subtotal                                     815,138         96.1%              8
                                                       ---------------  ----------    ------------
Phoenix, AZ:
      Qwest Communications                                    532,506        100.0%              4

Salt Lake City, UT:
      Sorenson Research Park                                  282,944        100.0%              5
      Wasatch Corporate Center                                178,231         81.7%              3
      Wasatch Corporate Center 18                              49,566         72.6%              1
       Sorenson X                                              41,288         89.8%              1
      Creekside I & II                                         78,000        100.0%              1
                                                       ---------------  ----------    ------------
          Salt Lake City Subtotal                             630,029         92.0%             11
                                                       ---------------  ----------    ------------

      Mountain Region Subtotal                              1,977,673         95.8%             23       9.8%

TOTAL CONSOLIDATED PROPERTIES:                             20,212,541                          258     100.0%
WEIGHTED AVERAGE                                                              92.1%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As of Sept. 30, 2002
--------------------------------------------------------------------------------

                                                       Company's    Net Rentable
                                                       Effective       Area in                      Number
                                                        Property       Square         Percent         of
Property                                               Ownership       Feet/(1)/    Leased/(2)/    Buildings
--------                                               ---------    ------------    -----------    ---------
Unconsolidated Properties
Washington, D.C.:
     1919 Pennsylvania Avenue                            49.0%        328,667           99.5%            1
     2025 M Street                                       49.0%        245,303           99.5%            1
     1201 F Street                                       35.0%        226,922           99.6%            1
     Bond Building                                       15.0%        162,182          100.0%            1
     1717 Pennsylvania Avenue                            50.0%        236,455           97.2%            1
     799 9th Street                                      40.0%        201,464           95.9%            1
     Booz-Allen & Hamilton Building                      50.0%        222,989          100.0%            1

Portland, OR:
     GM Call Center                                      16.2%        103,279          100.0%            1

Chicago Market Office:
     Parkway 3, 4, 5, 6, 10                              35.0%        646,232           95.6%            5

Dallas Market Office:
     Royal Ridge Phase II, A,B                           35.0%        504,549           87.3%            4
     Custer Court                                        49.0%        120,838           44.7%            1

Austin Market Office:
     Riata Corporate                                     35.0%        673,622          100.0%            8
     Riata Crossing                                      35.0%        324,056          100.0%            4

Denver Market Office:
     Panorama I, II, III, V, VIII, X                     35.0%        664,050           93.4%            6

TOTAL UNCONSOLIDATED PROPERTIES:                                    4,660,608                           36
WEIGHTED AVERAGE                                                                        95.2%

ALL OPERATING PROPERTIES
TOTAL:                                                             24,873,149                          294
WEIGHTED AVERAGE                                                                        92.7%

/(1)/ Includes office, retail and parking space but excludes storage space. /(2)/ Includes space for leases that have been executed and have commenced as of Sept. 30, 2002.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Lease Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

                                          Current    YTD Avg/     Vacant
Region/Market                Sq. Feet    Occupancy  Occupancy    Sq. Feet      2002         2003         2004       2005       2006
-------------                --------    ---------  ---------    --------      ----         ----         ----       ----       ----
PACIFIC REGION
San  Francisco Bay Area      5,420,611      95.1%     95.5%      263,687     133,663      737,182      582,337    823,170    991,585
Orange County/Los Angeles    1,812,749      85.0%     85.9%      271,786     155,129      122,940      293,922    164,246    296,670
Seattle                      1,501,368      97.6%     97.6%       35,932      17,037      238,278      236,355    469,317    102,210
San Diego                    1,253,989      97.2%     95.5%       35,599      26,495      130,404      193,112    111,432    179,311
Portland                       275,193      80.7%     80.4%       53,069       9,703            -       31,497     14,390          -

MOUNTAIN REGION
Denver                         815,138      96.1%     96.1%       31,786      16,063       42,051       59,822    175,840    148,762
Phoenix                        532,506     100.0%    100.0%            -           -            -            -          -          -
Salt Lake City                 630,029      92.0%     94.8%       50,406      31,749       62,923      174,343     64,174     87,456

CENTRAL REGION
Chicago                      1,235,127      85.6%     89.9%      177,273     135,039      310,285      178,817    161,766     31,264
Dallas                       1,007,320      85.1%     89.2%      149,989      39,138      208,193      141,886    109,575     40,912
Austin                         432,083      86.1%     84.9%       59,925      10,863        4,509      263,584      7,387     11,066

EAST REGION
Washington, DC
  Downtown Properties        2,140,115      98.7%     98.5%       28,836      80,436       51,559      528,733    103,964    360,993
  Suburban Properties        1,382,182      96.6%     96.5%       46,814      11,813       76,507      120,091    277,371     70,784
Atlanta                      1,774,131      77.6%     84.6%      398,236      55,679      305,024      170,140     87,988     55,643

Total                       20,212,541      92.1%     93.3%    1,603,338     722,807    2,289,855    2,974,639  2,570,620  2,376,656

                                                                                                      2012 &
Region/Market                    2007         2008         2009         2010          2011          Thereafter
-------------                    ----         ----         ----         ----          ----          ----------
PACIFIC REGION
San  Francisco Bay Area        562,645      692,602      231,926      133,360             -           268,454
Orange County/Los Angeles      236,477      148,349       17,029       25,428        18,830            61,943
Seattle                          1,283            -      325,264            -             -            75,692
San Diego                       26,052        5,209       84,949       97,054             -           364,372
Portland                       122,127            -            -       44,407             -                 -

MOUNTAIN REGION
Denver                           9,372      331,442            -            -             -                 -
Phoenix                        532,506            -            -            -             -                 -
Salt Lake City                 130,164            -            -            -             -            28,814

CENTRAL REGION
Chicago                         53,056       69,072       16,760            -        80,713            21,082
Dallas                         104,024      140,063       62,673        4,278         6,589                 -
Austin                          47,713            -       27,036            -             -                 -

EAST REGION
Washington, DC
  Downtown Properties          271,870      210,956       83,370       15,117         3,528           400,753
  Suburban Properties          143,291       52,165      372,409       95,761        67,901            47,275
Atlanta                        265,808       23,737       71,939       75,711       139,467           124,759

Total                        2,506,388    1,673,595    1,293,355      491,116       317,028         1,393,144

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Rent Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

(in thousands)

Region/Market                     2002            2003           2004          2005          2006            2007           2008
-------------                     ----            ----           ----          ----          ----            ----           ----
PACIFIC REGION
San  Francisco Bay Area      $   4,288,940   $ 14,633,907   $ 14,242,114  $ 23,452,353  $  24,178,670   $ 15,189,494   $ 15,293,446
Orange County/Los Angeles        2,189,684      2,579,837      6,779,291     3,740,210      7,607,862      3,586,445      2,972,002
Seattle                            271,152      3,921,120      3,364,539     7,505,579      1,302,045         32,076              -
San Diego                          527,500      2,848,813      3,544,445     3,307,057      3,941,550        444,095        103,138
Portland                            98,817              -        571,984       208,712              -      2,619,624              -

MOUNTAIN REGION
Denver                             293,375        700,023      1,098,012     3,058,447      2,611,693        161,699      5,825,070
Phoenix                                  -              -              -             -              -      9,872,997              -
Salt Lake City                     469,294        745,196      2,671,634     1,072,935      1,077,282      1,689,611              -

CENTRAL REGION
Chicago                          2,041,150      5,179,507      3,445,238     2,692,741        399,759        882,180        985,795
Dallas                             770,140      4,248,765      3,217,954     2,393,983        897,839      2,033,188      3,230,725
Austin                             240,552         76,046      4,321,511       169,338        260,082        522,254              -

EAST REGION

Washington, DC
  Downtown Properties            2,707,441      1,719,796     17,784,839     3,865,249     11,426,897      8,356,353      7,170,151
  Suburban Properties              275,122      2,123,957      3,171,363     6,834,349      2,128,466      4,132,324      1,428,700
Atlanta                            934,936      5,784,327      3,368,143     1,599,973      1,081,031      5,055,127        586,291

Total                        $  15,108,103   $ 44,561,294   $ 67,581,067  $ 59,900,926  $  56,913,176   $ 54,577,467   $ 37,595,318

(in thousands)
                                                                             2012 &
Region/Market                     2009           2010           2011       Thereafter
-------------                     ----           ----           ----       ----------
PACIFIC REGION
San Francisco Bay Area       $   3,532,144   $  3,634,401   $          -  $  5,748,957
Orange County/Los Angeles          347,392        473,366        273,412       283,357
Seattle                          5,002,476              -              -     1,135,380
San Diego                        2,777,272      2,965,045              -     8,394,561
Portland                                 -        590,772              -             -

MOUNTAIN REGION
Denver                             457,870              -              -             -
Phoenix                                  -              -              -             -
Salt Lake City                           -              -              -       459,583

CENTRAL REGION
Chicago                            286,516              -      1,237,330       329,937
Dallas                           1,461,273         85,560        144,958             -
Austin                             459,612              -              -             -

EAST REGION

Washington, DC
  Downtown Properties            2,697,866        630,872        131,005    14,021,659
  Suburban Properties            7,658,130      2,681,451      1,904,650     1,354,981
Atlanta                          1,360,290      2,054,797      2,371,849     3,564,476

Total                        $  26,040,841  $ 13,116,264   $  6,063,204   $ 35,292,891

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics
--------------------------------------------------------------------------------

                                                                      3rd Quarter 2002
                            --------------------------------------------------------------------------------------------------------
                                 Total    New GAAP   Prior GAAP    % Change     Ave. Lease     Lease         Tenant      Total T/I's
                               Executed    Rental      Rental      In GAAP       Term in    Commissions   Improvements    and L/C's
Market                          Sq. Ft.     Rate        Rate     Rental Rate      Years     Per Sq. Ft.    Per Sq. Ft.   Per Sq. Ft.
------                          -------     ----        ----     -----------      -----     -----------    -----------   -----------
Atlanta                         141,413     16.40      21.85       -24.98%        5.56         4.16          19.98          24.14
Austin                            1,726      8.91      27.28       -67.34%        5.34         3.98           7.98          11.96
Chicago                          59,582     23.32      25.01        -6.74%        3.57         3.89          10.24          14.13
Dallas                           32,105     16.32      19.93       -18.12%        4.77         4.81          12.00          16.81
Denver                           11,118     15.47      25.17       -38.54%        3.88         1.04           2.01           3.05
Los Angeles/Orange County        96,055     22.38      26.71       -16.22%        4.54         3.97           6.37          10.34
Portland                          6,909     17.16      18.16        -5.51%        1.00            -              -              -
Salt Lake City                   36,962     20.91      19.98         4.67%        3.42         1.16           3.85           5.01
San Diego                        31,480     25.71      24.36         5.54%        2.55         1.59           1.77           3.36
San Francisco Bay               127,937     19.86      29.86       -33.49%        2.79         3.98           7.35          11.33
Seattle                           8,694     21.78      23.41        -6.96%        2.13            -              -              -
Suburban Washington DC            5,998     30.23      31.60        -4.32%        3.91         4.71          21.58          26.29
Downtown Washington DC            3,234     30.78      36.20       -14.97%        1.27         1.89              -           1.89

Total                           563,213     19.86      24.80       -19.89%        4.46         3.57          10.19          13.76


                                                                      3rd Quarter 2001
                            --------------------------------------------------------------------------------------------------------

                                 Total    New GAAP   Prior GAAP    % Change     Ave. Lease     Lease         Tenant      Total T/I's
                               Executed    Rental      Rental      In GAAP        Term in   Commissions   Improvements    and L/C's
Market                          Sq. Ft.     Rate        Rate     Rental Rate       Years    Per Sq. Ft.   Per Sq. Ft.    Per Sq. Ft.
------                          -------     ----        ----     -----------       -----    -----------   -----------    -----------
Atlanta                         179,341     19.47      19.36         0.60%        5.69         5.68          15.63          21.31
Austin                           29,539     22.37      27.15       -17.61%        9.62         7.50          18.30          25.80
Chicago                          30,706     23.89      23.56         1.41%        3.77         2.05           5.38           7.43
Dallas                           38,336     21.31      18.95        12.46%        3.25         4.62           9.27          13.89
Denver                                -         -          -            -            -            -              -              -
Los Angeles/Orange County        74,955     21.94      19.44        12.89%        4.07         3.36          13.12          16.48
Salt Lake City                        -         -          -            -            -            -              -              -
San Diego                        15,314     38.40      21.47        78.86%        2.76         2.87           5.31           8.18
San Francisco Bay               109,233     31.77      26.09        21.80%        3.26         3.17           1.23           4.40
Seattle                          47,422     13.50      13.85        -2.56%        2.87         1.89           2.72           4.61
Suburban Washington DC                -         -          -            -            -            -              -              -
Downtown Washington DC                -         -          -            -            -            -              -              -

Total                           524,846     22.67      20.70         9.48%        4.01         4.21           9.89          14.10

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics
--------------------------------------------------------------------------------

                                                                    2002 Year-to-Date
                            --------------------------------------------------------------------------------------------------------

                                 Total     New GAAP  Prior GAAP   % Change   Ave. Lease     Lease         Tenant      Total T/I's
                               Executed    Rental     Rental      In GAAP     Term in    Commissions   Improvements    and L/C's
Market                          Sq. Ft.     Rate       Rate      Rental Rate   Years     Per Sq. Ft.    Per Sq. Ft.   Per Sq. Ft.
------                          -------     ----       ----      -----------   -----     ----------    ------------   -----------
Atlanta                         289,173     18.39      21.39       -14.03%     4.25         2.71          11.33          14.04
Austin                           47,713     22.65      23.05        -1.72%     5.09         4.55          18.16          22.71
Chicago                         156,735     21.93      24.96       -12.12%     3.89         3.90           6.03           9.93
Dallas                           81,654     18.75      21.40       -12.37%     3.72         4.38           7.98          12.36
Denver                          181,299     16.49      19.17       -14.02%     4.75         2.89          10.95          13.84
Los Angeles/Orange County       225,894     23.30      26.18       -11.00%     5.13         5.59          15.68          21.27
Portland                         20,818     17.49      19.26        -9.22%     2.03            -              -              -
Salt Lake City                   87,587     19.52      16.80        16.19%     2.94         0.49           1.62           2.11
San Diego                        73,579     26.34      24.44         7.78%     3.33         3.30           7.40          10.70
San Francisco Bay               463,594     23.67      28.01        15.52%     3.65         4.80           6.33          11.13
Seattle                          12,148     22.44      23.68        -5.26%     3.06            -              -              -
Suburban Washington DC            5,998     30.23      31.60        -4.32%     3.91         4.71          21.58          26.29
Downtown Washington DC           17,790     38.69      34.21        13.09%     6.64        14.24          26.08          40.32

Total                         1,663,982     21.41      23.96       -10.67%     4.75         3.94           9.31          13.24

                                                                    2001 Year-to-Date
                            --------------------------------------------------------------------------------------------------------

                                 Total     New GAAP  Prior GAAP   % Change   Ave. Lease     Lease         Tenant      Total T/I's
                               Executed    Rental     Rental      In GAAP     Term in    Commissions   Improvements    and L/C's
Market                          Sq. Ft.     Rate       Rate      Rental Rate   Years     Per Sq. Ft.    Per Sq. Ft.   Per Sq. Ft.
------                          -------     ----       ----      -----------   -----     ----------    ------------   -----------
Atlanta                          269,882    20.05      19.41         3.25%     4.26         4.26          11.67          15.93
Austin                            42,586    23.31      22.48         3.71%     4.35         5.49          15.12          20.61
Chicago                          162,698    24.98      24.14         3.47%     3.51         1.46           1.89           3.35
Dallas                            86,962    21.75      20.84         4.38%     3.10         3.86           6.56          10.42
Denver                            65,031    21.39      18.98        12.65%     5.16         2.94           8.79          11.73
Los Angeles/Orange County        347,734    24.06      21.02        14.42%     4.47         3.58          10.25          13.83
Salt Lake City                    79,049    14.46      13.43         7.66%     2.40         0.37           2.00           2.37
San Diego                        108,844    14.64      13.85         5.72%     3.39         2.82           4.83           7.65
San Francisco Bay                346,385    43.39      26.27        65.16%     3.57         2.22           0.93           3.15
Seattle                          194,469    19.96      19.03         4.93%     3.83         0.86           4.05           4.91
Suburban Washington DC             5,573    33.76      25.05        34.78%     4.24         1.51           9.73          11.24
Downtown Washington DC            10,456    29.77      27.08         9.93%     4.17         2.62           6.46           9.08

Total                          1,719,669    26.21      21.16        23.87%     3.90         2.73           6.24           8.97

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent
--------------------------------------------------------------------------------

                                        Percentage                              Percentage
                                            of                                      of
                                         Portfolio                               Occupied
                                        Annualized            Square              Square
            Tenant                         Rent                Feet                Feet
----------------------------------     --------------  -------------------   ----------------
INTERNATIONAL MONETARY FUND                4.14%              501,068              2.46%
QWEST COMMUNICATIONS INC.                  2.41%              532,506              2.61%
AT&T                                       2.31%              631,335              3.10%
APPLIED MATERIALS, INC.                    2.18%              425,981              2.09%
PEOPLESOFT, INC.                           2.04%              215,323              1.06%
NEXTEL COMMUNICATIONS, INC.                1.68%              348,749              1.71%
NORTEL NETWORKS, INC.                      1.66%              258,048              1.27%
PATTON BOGGS, L.L.P.                       1.53%              190,975              0.94%
SUN MICROSYSTEMS, INC.                     1.52%              239,608              1.18%
CITIGROUP                                  1.28%              227,135              1.11%
GATEWAY, INC.                              1.26%              287,478              1.41%
SBC COMMUNICATIONS                         1.19%              198,093              0.97%
LATTICE SEMICONDUCTOR CORP                 1.14%              216,650              1.06%
SOFTWARE AG OF NORTH AMERICA               1.07%              209,521              1.03%
SAFECO INSURANCE COMPANY                   1.01%              265,658              1.30%
FEDERAL DEPOSIT INSURANCE CORP             0.98%              121,793              0.60%
SAFEWAY                                    0.96%              145,350              0.71%
KING & SPALDING                            0.82%               88,655              0.44%
KPMG LLP                                   0.80%              135,558              0.67%
SRIPPS RESEARCH INSTITUTE                  0.79%               76,894              0.38%
BOSTON SCIENTIFIC                          0.77%              212,082              1.04%
CHRONICLE OF HIGHER EDUCATION              0.73%               90,416              0.44%
STELLCOM, INC.                             0.72%               97,054              0.48%
WALT DISNEY COMPANY                        0.71%              115,820              0.57%
UNISYS CORPORATION                         0.70%              190,081              0.93%
                                       ---------       --------------        -----------
   Total                                  34.40%            6,021,831             29.56%
                                       =========       ==============        ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Development Activity by Market
-----------------------------------------------------------------------------

                                                                                     Estimated
                                                                                   Construction      Estimated
Wholly Owned Property                                                      Start    Completion     Stabilization    In Place
Under Construction @ Sept. 30, 2002                         Square Feet     Date        Date            Date        Dev Costs
------------------------------------------------------------------------------------------------------------------------------
Atlanta
      The Forum                                                   90,004     4Q00       1Q02            1Q03           12,666
                                                           -------------                                         ------------
           Atlanta Subtotal                                       90,004                                               12,666

Denver
      Dry Creek Corporate Center Building 2                       93,601     1Q01       1Q02            1Q03            8,860
                                                           -------------                                         ------------
           Denver Subtotal                                        93,601                                                8,860

Washington, DC
      675 E Street/1/                                                  -     4Q01       3Q03            n/a             2,695
                                                           -------------                                         ------------
                                                                       -                                                2,695

Total/Weighted Average                                           183,605                                               24,221
Less:  Placed in Service                                        (109,477)                                             (14,271)
                                                           -------------                                         ------------
Total/Weighted Average                                            74,128                                                9,950
                                                           =============                                         ============

                                                               Estimated
                                                               Remaining        Total          Estimated     % Currently
Wholly Owned Property                                           Costs to      Projected       Stabilized       Leased or
Under Construction @ Sept. 30, 2002                             Complete      Investment        Return         Committed
--------------------------------------------------------------------------------------------------------------------------
Atlanta
      The Forum                                                       (9)       12,657           11.0%           90.7%
                                                             -----------   -----------     ----------     -----------
           Atlanta Subtotal                                           (9)       12,657           11.0%           90.7%

Denver
      Dry Creek Corporate Center Building 2                        3,878        12,738            5.6%           34.9%
                                                             -----------   -----------     ----------     -----------
           Denver Subtotal                                         3,878        12,738            5.6%           34.9%

Washington, DC
      675 E Street/1/                                             17,557        20,252            n/a             n/a
                                                             -----------   -----------     ----------     -----------
                                                                  17,557        20,252            0.0%            0.0%

Total/Weighted Average                                            21,426        45,647            8.3%           62.3%
Less:  Placed in Service                                            (976)      (15,247)
                                                             -----------   -----------
Total/Weighted Average                                            20,450        30,400            8.3%            6.5%
                                                             ===========   ===========    ===========      ==========

/1/ 675 E Street is a residential project with units for sale. There is no rentable square footage or yield based on income associated with this project.

Partially Owned Property                            %
Under Construction @ Sept. 30, 2002/2/           Ownership
------------------------------------------------------------------------------------------------------------------------------------
Austin
      300 West Sixth Street                        20%           441,955     2Q00       4Q01      4Q02         77,749       13,267
                                                           -------------                                 ------------  -----------
           Austin Subtotal                                       441,955                                       77,749       13,267

Chicago
      Nine Parkway North                           35%           129,253     4Q00       1Q02      1Q03         17,495        6,623
                                                           -------------                                 ------------  -----------
           Chicago Subtotal                                      129,253                                       17,495        6,623

Denver
      Panorama IV                                  35%           136,850     3Q02       3Q03      3Q03          3,689       21,756
                                                           -------------                                 ------------  -----------
           Denver Subtotal                                       136,850                                        3,689       21,756

Washington, DC
      575 7th Street                               30%           478,251     3Q01       3Q03      3Q04         70,775       93,304
      799 9th Street                               40%           201,464     2Q00       4Q01      4Q02         55,531        5,607
                                                           -------------                                 ------------  -----------
           Washington, DC Subtotal                               679,715                                      126,306       98,911


Total/Weighted Average                                         1,387,773                                      225,239      140,557
Less: Placed in Service                                         (411,571)                                     (92,288)      (7,238)
                                                           -------------                                 ------------  -----------
Total/Weighted Average                                           976,202                                      132,951      133,319
                                                           =============                                 ============  ===========
Total/Weighted Average Wholly & Partially Owned                1,050,330                                      142,901      153,769
                                                           =============                                 ============  ===========

Partially Owned Property
Under Construction @ Sept. 30, 2002/2/
--------------------------------------------------------------------------------
Austin
      300 West Sixth Street                                     91,016           10.7%           63.9%
                                                           -----------  -------------   -------------
           Austin Subtotal                                      91,016           10.7%           63.9%

Chicago
      Nine Parkway North                                        24,118            8.8%            0.0%
                                                           -----------  -------------   -------------
           Chicago Subtotal                                     24,118            8.8%            0.0%

Denver
      Panorama IV                                               25,445           10.1%          100.0%
                                                           -----------  -------------   -------------
           Denver Subtotal                                      25,445           10.1%          100.0%

Washington, DC
      575 7th Street                                           164,079           10.9%           51.0%
      799 9th Street                                            61,138           10.7%           95.9%
                                                           -----------  -------------   -------------
           Washington, DC Subtotal                             225,217           10.9%           64.3%

Total/Weighted Average                                         365,796           10.6%           61.7%
Less: Placed in Service                                        (99,526)
                                                           -----------
Total/Weighted Average                                         266,270           10.6%           45.6%
                                                           ===========  =============   =============
Total/Weighted Average Wholly & Partially Owned                296,670           10.5%           42.8%
                                                           ===========  =============   =============

/2/Project yields represent Carr's yields, exclusive of fees.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Land Held for Future Development
-------------------------------------------------------------------------------

                                                                                     Buildable
                                                                                   Office Square
Region/Property                                   Market              Acres            Feet
---------------------------------------      ------------------   -------------  ---------------
Wholly Owned Land
-----------------

Pacific Region
      Canyon Pointe A-B                      Seattle, WA                     10          173,760
      Sunset Corporate                       Portland, OR                    12          124,800
                                                                  -------------  ---------------
              Subtotal                                                       22          298,560

Mountain Region
      Dry Creek Corporate Center             Denver, CO                      80          678,000
      Sorenson Research Park XI              Salt Lake City, UT               6           80,238
      Wasatch 16                             Salt Lake City, UT               5           80,238
      Creekside 2 owned                      Salt Lake City, UT               6           78,000
      Creekside 3 optioned                   Salt Lake City, UT               6           78,452
                                                                  -------------  ---------------
              Subtotal                                                      103          994,928

Central Region
      Tollway Plaza III                      Dallas, TX                       4          134,400
      Royal Ridge IV & V                     Dallas, TX                      29          417,000
                                                                  -------------  ---------------
              Subtotal                                                       33          551,400

Eastern Region
      Peninsula Corporate Center 1-2/1/      Boca Raton, FL                  20          221,350

              Total                                                         178        2,066,238
                                                                  =============  ===============

Partially Owned Land
--------------------

Mountain Region
      Panorama VI                            Denver, CO                       9          129,898
      Panorama VII                           Denver, CO                       6          100,000
      Panorama IX                            Denver, CO                       6          125,490
                                                                  -------------  ---------------
              Subtotal                                                       21          355,388

Central Region
      Riata 1                                Austin, TX                       4           61,585
      Riata Crossing 4                       Austin, TX                       5           79,780
      Riata Crossing 6                       Austin, TX                       8           49,702
      Seven/Eight Parkway North              Chicago, IL                     11          250,567
      Royal Ridge Bldgs 4-6                  Dallas, TX                      16          316,786
      Royal Ridge Bldg 8                     Dallas, TX                       6          132,709
                                                                  -------------  ---------------
                                                                             50          891,129


              Total                                                          71        1,246,517
                                                                  =============  ===============

              Total All Land Held for Future Development or Sale            249        3,312,755
                                                                  =============  ===============


      /1/ Property currently held for sale

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
  Projected Stabilized First Year Yields on Joint Venture Development Projects
-------------------------------------------------------------------------------



                                      Unlevered        Leveraged          Projected
                                       Project        CarrAmerica           Gross
                                        Yield           Yield/1/            Fees/2/
                                   -------------    --------------    -----------------
       300 West 6th Street               10.7%           19.0%            4,652,989
       Nine Parkway North                 8.8%           12.1%            1,143,341
       Custer Court                      10.3%           16.4%              894,194
       575 7th Street                    11.0%           17.2%            8,252,662
       799 9th Street                    10.7%           48.4%            1,375,000

       Weighted Average Yield            10.6%           21.8%

       /1/ First year stabilized leveraged returns including profit component of fees.
       /2/ Represents development fee, leasing fees for initial project leaseup, and first year management fee (excludes incentive fee).